Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dimeco, Inc. (the Company) on Form 10-Q for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof November 9, 2005, we, Gary C. Beilman, President and Chief Executive Officer, and Maureen H. Beilman, Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary C. Beilman	/s/ Maureen H. Beilman
Gary C. Beilman	Maureen H. Beilman
President and Chief Executive Officer	Chief Financial Officer

May 8, 2007